Merrill Lynch International Fund

                   Supplement dated September 30, 2002 to the
                       Prospectus dated September 13, 2002



     The section in Merrill Lynch International Fund's Prospectus captioned "About the Portfolio Management Team," on page 10 is deleted in its entirety and replaced with the following:

          The Fund is managed by a team of investment professionals who participate in the team's research process and stock selection. The investment professional who is primarily responsible for the day-to-day management of the Fund is Ian Rowley. Ian Rowley, Team Leader of the London-based Global Equity Team since March 2002, is a Director of an affiliate of the Investment Adviser since June 2001. Prior to June 2001, he was head of Global Equity Strategy at UBS Asset Management.


     In the section of Merrill Lynch International Fund's Prospectus captioned "Management of the Fund" on page 31, the senior investment professionals who are part of the investment team that manages the Fund have been replaced with the following individual:


          Ian Rowley, Team Leader, Global Equities, has been employed as an investment professional by the Investment Adviser or its affiliates since June 2001. Prior to June 2001 he was employed at UBS Asset Management for 12 years where he was head of Global Equity Strategy. Mr. Rowley is primarily responsible for the day-to-day management of the Fund.